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                                                                  EXHIBIT 10.7







                 FACTORING AGREEMENT AND SECURITY AGREEMENT

                          STERILE RECOVERIES, INC.
















                                                             METRO FACTORS, INC.
Walnut Glen Tower / Suite 1099, Box 57 / 8144 Walnut Hill Lane / Dallas, Texas 75231 / P.O. Box 38604 / Dallas, Texas 75238 (214) 363-4557 / Texas
1-800 288-0600 / National 1-800-327-2274 / FAX (214) 369-1944



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                                                                  Rev. 12/01/92


                 FACTORING AGREEMENT AND SECURITY AGREEMENT
                            (GENERAL - FLEX FEE)


     This Agreement is made as of the last date signed below between the CLIENT identified on the last page of this Agreement (herein called CLIENT) and METRO FACTORS, INC., a Texas corporation with its principal place of business located in Dallas, Texas (herein called METRO). For good and valuable consideration, the receipt of which is hereby acknowledged, CLIENT agrees to sell to METRO and METRO agrees to purchase from CLIENT accounts receivable for the sale of inventory or goods or the rendering of services or labor (herein called BILLS) upon the following terms and conditions:

    1.   DEFINITIONS:

         1.1 CUSTOMER. That person or business entity legally obligated to pay a BILL sold and/or assigned by CLIENT to METRO.

         1.2 BILL. Any right to payment (account receivable, note, contract, etc.) for the sale of inventory or goods or the rendering of services or labor by CLIENT.

         1.3 NON-RECOURSE BASIS. The purchase of BILLS from CLIENT by METRO wherein METRO assumes the CREDIT RISK of a CUSTOMER.

         1.4 CREDIT RISK. Non-payment by a CUSTOMER of a BILL within one hundred twenty (120) days after the date of such BILL when such non-payment is due solely to the insolvency and financial inability of a CUSTOMER to pay as evidenced by the filing of a petition under any Chapter of the Federal Bankruptcy Act by or against such CUSTOMER within the one hundred twenty (120) day period immediately following the date of such BILL. At the end of such one hundred twenty (120) day period, whether or not METRO has been paid by the CUSTOMER, if such non-payment is due solely to the CREDIT RISK of the CUSTOMER, CLIENT'S account with METRO shall be credited as fully as if METRO had received payment from the CUSTOMER.

         1.5 RECOURSE BASIS. The purchase of BILLS from CLIENT by METRO wherein CLIENT retains the risk of non-payment of a BILL by a CUSTOMER for any reason whatsoever.

         1.6 DISPUTE. Any defense, dispute, offset, or claim asserted by a CUSTOMER with respect to a BILL whether valid or invalid.

         1.7 NET CASH EMPLOYED. The total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT minus CLIENT'S RESERVE FUND on the day such figure must be determined.

         1.8   MAXIMUM NET CASH EMPLOYED. The MAXIMUM NET CASH
               EMPLOYED shall not exceed $4,000,000.

    2. SALE OF ACCOUNTS. In CLIENT'S sole discretion, CLIENT shall determine the CUSTOMERS whose BILLS are to be offered for sale to METRO; however, if any BILLS of a particular CUSTOMER are offered for sale to METRO, all BILLS due from that particular CUSTOMER shall be offered for sale to METRO. All such BILLS offered for sale to METRO shall be identified by separate and subsequent written assignments in a form approved by METRO. CLIENT will immediately upon sale of BILLS to METRO make proper entries on its books and records disclosing the absolute sale of all such BILLS to METRO.

    3. CREDIT APPROVAL. METRO reserves the right to approve the credit of any CUSTOMER prior to the purchase of any BILL due from such CUSTOMER and if credit is approved, whether such credit is approved on a NON-RECOURSE BASIS or on a RECOURSE BASIS. METRO may, but shall not be obligated to, establish maximum credit limits upon any CUSTOMER. METRO may withdraw any credit approval at any time before delivery or performance by CLIENT. All BILLS are purchased by METRO on a RECOURSE BASIS unless METRO has issued a written approval of the purchase of BILLS on a NON-RECOURSE BASIS on METRO's form entitled "Credit Approval Request" and then only the BILLS issued during the time stated on such form unless such approval has been withdrawn with notice to CLIENT.

    4. ADVANCES (NET CASH EMPLOYED). During the first 60 day period of this Agreement CLIENT shall have the right at any time to be advanced funds from METRO in an amount up to 95.0% of the total face amount of outstanding and unpaid BILLS purchased from CLIENT by METRO, subject to the adequacy of the RESERVE FUND as provided herein. During the next 30 day period of this Agreement CLIENT shall have the right at any time to be advanced funds from METRO in an amount up to 90.0% of the total face amount of outstanding and unpaid BILLS purchased from CLIENT by METRO after that date, subject to the adequacy of the RESERVE





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         FUND as provided herein. During the next 30 day period of
         this Agreement CLIENT shall have the right at any time to be advanced funds from METRO in an amount up to 85.0% of the total face amount of outstanding and unpaid BILLS purchased from CLIENT by METRO after that date, subject to the adequacy of the RESERVE FUND as provided herein. Thereafter, CLIENT shall have the right at any time to be advanced funds from METRO in an amount up to 80.0% of the total face amount of outstanding and unpaid BILLS purchased from CLIENT by METRO after that date, subject to the adequacy of the RESERVE FUND as provided herein. Notwithstanding anything to the contrary herein, METRO shall be entitled to deduct from any advances to CLIENT the amount of any underpayments, DISPUTES, unpaid BILLS over 90 days old, and any fees or expenses due to METRO.

    5.   INTEREST, FEES, AND EXPENSES.

         5.1 INTEREST ON NET CASH EMPLOYED. CLIENT agrees to pay interest to METRO upon the NET CASH EMPLOYED at an annual rate equal to the lessor of the BASE LENDING RATE plus 4.0% or the maximum rate allowed by applicable State or federal law. Such interest shall be calculated on a daily basis upon a year consisting of 360 days and shall be due and payable daily. BASE LENDING RATE as used herein shall be the BASE LENDING RATE from time to time announced by Society National Bank, Cleveland, Ohio on the date such BASE LENDING RATE must be determined. Each change in the BASE LENDING RATE shall be effective without notice to CLIENT on the date on which a change in the BASE LENDING RATE shall have been made by the bank. The bank charges its customers interest at rates at, above, or below its BASE LENDING RATE. The BASE LENDING RATE of Society National Bank is currently 7.25%. For purposes of calculating interest, CLIENT'S account shall be credited with payments received from CUSTOMERS after allowance of three banking days (Collection Days) to allow sufficient time for check clearance through the Federal Reserve system. In no event shall the rate charged by METRO exceed the maximum rate of interest permitted by applicable State or Federal law. All sums of money which shall not be paid to METRO by CLIENT when due shall bear interest at the highest rate allowed by the laws of the State of Texas which rate is currently 18.0% from such due date until paid in full.

         5.2 FACTOR'S COMMISSION. CLIENT agrees to pay METRO a commission equal to 1.25% of the face amount of BILLS purchased by METRO from CLIENT as consideration for METRO'S services in, among other things, making credit investigations, supervising the ledgering and collection of BILLS purchased hereunder, generation of management accounting reports, and assuming the CREDIT RISK when applicable. Such commission shall be due and payable at the time such BILLS are purchased and shall be deducted from any sums otherwise due CLIENT. If the total face amount of BILLS purchased hereunder during the initial Term or any subsequent Renewal Term shall not equal or exceed the minimum sum of $12,000,000, the commission for such term shall be computed on such minimum sum.

         5.3 PROCESSING FEES. CLIENT agrees to pay METRO processing fees as follows:

             A.  $1.10 per BILL purchased by METRO hereunder.

             B.  Expedited delivery fees (Federal Express,
                 Express Mail, wire transfers @ $15.00 each, etc.) incurred by METRO on behalf of CLIENT.

         5.4 INITIAL SETUP FEE. CLIENT agrees to pay to METRO an origination fee of 1.0% of the MAXIMUM NET CASH EMPLOYED and to reimburse METRO for out of pocket fees and expenses incurred by METRO in the preparation of this Agreement such as public records search fees, filing fees, and assignment stamp. (Note: This fee can be charged to CLIENT'S RESERVE
             FUND).

    6. RESERVE FUND. During the first 60 day period of this Agreement METRO may reserve and withhold from any payment or credits otherwise to be made to CLIENT an amount in a RESERVE FUND equal to 5.0% of the total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT which shall represent the unadvanced remaining portion of any such BILLS. During the next 30 day period of this Agreement METRO may reserve and withhold from any payment or credits otherwise to be made to CLIENT an amount in a RESERVE FUND equal to 10.0% of the total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT which shall represent the unadvanced remaining portion of any such BILLS. During the next 30 day period of this Agreement METRO may reserve and withhold from any payment or credits otherwise to be made to CLIENT an amount in a RESERVE FUND equal to 15.0% of the total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT which shall represent the unadvanced remaining portion of any such BILLS. Thereafter METRO may reserve and withhold from any payment or credits otherwise to be made to CLIENT an amount in a RESERVE FUND equal to 20.0% of the total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT which shall represent the unadvanced remaining portion of any such BILLS. Any under payments on BILLS due to a DISPUTE shall be debited to the RESERVE FUND and any over payments on BILLS to which CLIENT is legally entitled shall be credited to the RESERVE FUND. METRO may charge to such RESERVE FUND any indebtedness of CLIENT to METRO. CLIENT shall be obligated to pay METRO deficiencies, if any, in such RESERVE FUND. METRO may withhold such additional amounts in the RESERVE FUND as it may reasonably deem necessary to cover and provide for any DISPUTES, unpaid BILLS purchased on a RECOURSE BASIS which are more than ninety (90) days old, and any other present or potential indebtedness of CLIENT to METRO. RESERVE FUNDS in excess of those necessary to satisfy the above requirements shall be available to be advanced to CLIENT as CLIENT so instructs METRO. Notwithstanding the foregoing, METRO may reserve





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         and withhold from any payment or credits otherwise to be made to CLIENT an amount equal to 5.0% of those BILLS existing at the time of closing of the sale of AMSCO Sterile Recoveries, Inc. to CLIENT by AMSCO International, Inc.

    7. HOLD IN TRUST. If any payment of any BILLS purchased by METRO shall be received by CLIENT from a CUSTOMER, such payment shall be held by CLIENT in trust for METRO, separate and apart from CLIENT'S own funds, and shall be immediately delivered to METRO in the identical form in which it was received. Failure to so deliver said payment shall give METRO, at its option, the right to terminate this Agreement and/or resort to the collection of said sums due from the RESERVE FUND and/or other balances or credits otherwise due to or held for CLIENT by METRO without demand or notice or to demand immediate payment from CLIENT by cash or cashier's check. Should CLIENT come into possession of a payment comprised of amounts owing to both METRO and CLIENT, CLIENT shall remit such payment in the identical form in which it was received to METRO and METRO shall refund CLIENT'S portion directly to CLIENT or credit CLIENT'S RESERVE FUND with CLIENT'S portion thereof when such check has cleared the bank upon which it was drawn. Without waiving any other right of METRO hereunder, METRO may charge CLIENT a service fee of up to 5% of the amount of any payments due to METRO not remitted by CLIENT as herein provided.

    8. SETTLEMENT OF DISPUTE. CLIENT shall at its own expense settle all DISPUTES, subject to METRO'S approval; but, METRO shall have the right to settle or litigate any DISPUTE directly with the CUSTOMER or other claimant and METRO may charge to CLIENT'S RESERVE FUND any deficiencies, costs and expenses including reasonable attorney's fees incurred in connection with such DISPUTE. In the event of a DISPUTE or other breach of warranty hereunder as to any BILL, METRO may in its discretion immediately or at such time as METRO may elect, charge the unpaid balance of the related BILL (or any disputed portion thereof) to CLIENT'S RESERVE FUND; however, such charge to CLIENT'S RESERVE FUND shall not be deemed to be a reassignment of such BILL to CLIENT. Notwithstanding any of the above provisions, METRO shall not proceed to settle any DISPUTE without first having given CLIENT at least fifteen
         (15) days prior written notice of its intent to settle a DISPUTE during which time CLIENT shall have the opportunity to repurchase any DISPUTED BILL and thereby become solely responsible for resolving any DISPUTE related to such BILL or BILLS. In no event shall METRO settle a DISPUTE without CLIENT'S prior written consent so long as CLIENT is not in default of any terms of this Agreement.

    9. REPURCHASE OF UNPAID BILLS PURCHASED ON A RECOURSE BASIS. If any BILL purchased by METRO on a RECOURSE BASIS remains unpaid for any reason ninety (90) days after date of such BILL or sooner if in METRO'S sole discretion such BILL is determined to be uncollectible, CLIENT agrees to repurchase such BILLS from METRO at the full face amount of such BILL. In any event, if more than 25% of a CUSTOMER'S account purchased on a RECOURSE BASIS is unpaid after ninety (90) days from dates of the respective BILLS, CLIENT agrees to repurchase the entirety of such account.

    10. ACCOUNT STATED. All transactions between METRO and CLIENT shall be recorded by METRO and statements of such transactions shall be regularly supplied to CLIENT. Such statement shall be deemed an ACCOUNT STATED unless METRO receives written notice from CLIENT of any specific exception thereto within thirty (30) days after date of receipt by CLIENT of such statement.

    11. WARRANTIES, REPRESENTATIONS, AND COVENANTS OF CLIENT. As an inducement for METRO to enter into this Agreement, and with full knowledge that the truth and accuracy of the WARRANTIES, REPRESENTATIONS, AND COVENANTS in this Agreement are being relied upon by METRO, CLIENT warrants, represents and/or covenants that (a) CLIENT is property licensed and authorized to operate its business under all applicable State and Federal laws in the name and/or trade name designated for CLIENT at the end of this Agreement; (b) CLIENT'S business is solvent;
         (c) Each of CLIENT'S CUSTOMER'S business is solvent to the best of CLIENT'S knowledge and belief; (d) CLIENT has good and clear title to the BILLS sold and/or assigned to METRO and to all property in which a security interest is granted to METRO herein; (e) Assignment to METRO of each BILL purchased by METRO hereunder will thereby vest absolute ownership of such BILL in METRO free from any liens, claims, security interests, or equities of third parties; (f) Each BILL shall, on the date of assignment, be based upon a bona fide rendering of services or sale of goods or products by CLIENT or AMSCO Sterile Recoveries, Inc. and shall be a valid and enforceable obligation of the CUSTOMER who is designated to be billed upon the face of the BILL; (g) Such BILL shall be accepted and retained by the CUSTOMER without assertion of any dispute; (h) Neither CLIENT nor any employee, officer, director, agent, shareholder, or owner of CLIENT, owns, controls, or in any way whatsoever exercises dominion over the business of any CUSTOMER, the BILLS of which are sold hereunder to METRO; (i) All financial records, statements, books, or other documents relating to the business of CLIENT which are supplied to METRO by CLIENT or any of its authorized representatives, either before or after the signing of this Agreement, are true and accurate; (j) CLIENT will not transfer, pledge, or give a security interest in any of its BILLS to any other party during the life of this Agreement; (k) CLIENT will not change or modify the terms of the original BILL unless METRO first consents in writing to such change; (l) CLIENT will not permit a lien or encumbrance to be created upon any of the BILLS sold and/or COLLATERAL pledged herein to METRO; (m) CLIENT will maintain such insurance covering CLIENT'S business and/or the property of CLIENT'S CUSTOMERS as is customary or required by law for businesses similar to the business of CLIENT and if reasonably deemed necessary for the protection of METRO'S interest in any BILLS or other COLLATERAL CLIENT shall name METRO as a loss payee of any such insurance; (n) CLIENT will promptly notify METRO in writing of any proposed or actual change in control of the Company, location of its principal offices, location of the office in which books and records concerning BILLS and COLLATERAL are kept, change of CLIENT'S name, death of any co-owner, any sale or purchase of





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         assets of CLIENT out of the regular course of CLIENT'S
         business, and any other material change in the business or financial affairs of CLIENT; (o) CLIENT will promptly pay all sums due METRO when due or declared due; (p) Each BILL sold and/or assigned to METRO is genuine and in all respects what it purports to be and is not a duplicate of another BILL covering the same charges nor has it been billed directly by CLIENT to the CUSTOMER unless a special written agreement is entered into by CLIENT with METRO concerning the terms of purchase of such BILLS; (q) CLIENT will fully cooperate with METRO in any litigation between METRO and a CUSTOMER relating to any BILLS purchased and/or assigned to METRO hereunder, including but not limited to furnishing at CLIENT'S expense any witnesses (other than METRO'S employees) and documentation which is or should be under CLIENT'S control (NOTE: If the related BILLS were purchased on a NON-RECOURSE BASIS, failure of CLIENT to so cooperate shall cancel the CREDIT RISK assumed by METRO on such BILLS and CLIENT shall be liable to METRO for all expenses incurred by METRO in such litigation if an adverse decision is rendered against METRO therein,); (r) CLIENT will promptly pay when due all Federal, State and local taxes and will immediately notify METRO in writing if any such taxes are not paid when due; (s) CLIENT will immediately notify METRO of the filing of any Federal Tax Lien or Levy or if any agreement is made with any taxing authority to pay out any due and unpaid taxes; (t) CLIENT will immediately notify METRO of the filing of any petition of bankruptcy by or against CLIENT, the composition of CLIENT'S creditors, or the appointment of a trustee or receiver for CLIENT'S business.
         As to any BILL for which is a warranty proves incorrect, METRO shall have the right to charge the amount of such BILL to the RESERVE FUND immediately.

    12. CHANGE IN OWNERSHIP. METRO shall have the right to immediately terminate this Agreement if CLIENT'S ownership changes subsequent to the execution of this Agreement that results in a change of control.

    13. BILLING REQUIREMENTS. CLIENT further warrants, represents, and/or covenants that all BILLS submitted for sale to METRO shall be presented to METRO within thirty (30) days after the sale of inventory or goods or the rendering of services or labor related to such BILL and shall conform to the following requirements.

         13.1 Be the original BILL (unless special written arrangements are made for METRO to purchase BILLS, the originals of which have already been delivered to the CUSTOMER.

         13.2 Be accompanied by as many additional copies as are required by CUSTOMER plus one (1) file copy to be retained by METRO.

         13.3   Be legible.

         13.4 Clearly state the full legal name and address of the CUSTOMER and the party to whom such BILL is to be mailed.

         13.5 If requested by METRO, be accompanied by the original purchase order and/or contract and any amendments or modifications thereof, signed bills of lading (if any), or proof of delivery or acceptance signed by CUSTOMER.

         13.6 Be attached to any supporting information or documentation required by the CUSTOMER as a precondition to payment. (Note: Copies of any and all such documentation shall also be attached to METRO'S file copy of the related BILL).

         13.7 Be stamped or imprinted with a notice of sale of such BILL to METRO with instructions to remit payment directly to METRO in language approved by METRO.

         13.8 Except as METRO may otherwise consent, the terms of CUSTOMER'S payment of BILLS shall be "Net 30 days" or less.

    14. EVENT OF DEFAULT. CLIENT shall be in default of this Agreement upon the happening of any of the following events (herein called EVENT OF DEFAULT):

         14.1 The breach of any warranty, covenant, or representation made herein or in connection herewith, whether written or oral, the filing of an involuntary petition of bankruptcy against CLIENT, or the filing of a voluntary petition in bankruptcy by CLIENT. CLIENT will give METRO at least forty-eight (48) hours advance notice of the filing of any voluntary petition of bankruptcy by CLIENT. Except in the event of fraud by CLIENT or under circumstances which reasonably lead METRO to conclude that CLIENT is engaging in fraudulent conduct, METRO shall give CLIENT at least ten (10) days written notice of any breach during which time CLIENT shall have an opportunity to cure same.

         14.2 If METRO reasonably deems itself insecure as to the intent or ability of CLIENT to pay any indebtedness of CLIENT to METRO when due or declared due or to perform any obligation of CLIENT herein or attendant hereto.

    15. REMEDIES. Upon the occurrence of an EVENT OF DEFAULT, and at any time thereafter, METRO may elect, CLIENT hereby expressly waiving notice, demand, and presentment, to declare any and all indebtedness hereby secured immediately due and payable. METRO shall be entitled to all rights and remedies of a Secured Party under the Uniform Commercial Code of





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         Texas as presently existing or hereafter amended, including the right to enter upon the premises where any COLLATERAL is located and take immediate possession of such COLLATERAL and remove same from such premises. To the extent deemed reasonably necessary by METRO to aid in the collection of its collateral, METRO shall have the right to the use of any computer hardware or software used by CLIENT pertaining to its accounts receivable. METRO shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for collection of said indebtedness and the enforcement of the covenants, warranties, and representations herein and the resort to any one or combination of such remedies provided hereunder shall not prevent the concurrent or subsequent employment of any other appropriate remedy. CLIENT shall be liable to METRO for any deficiencies after foreclosure of METRO'S security interest herein. The waiver by METRO of the breach of any term of this Agreement or the compliance therewith shall not be construed as a waiver of any subsequent breach or compliance. CLIENT agrees to reimburse METRO for any out-of-pocket expenses incurred by METRO as a result of an EVENT OF DEFAULT or in connection therewith.

    16. ATTORNEY'S FEES AND EXPENSES. The prevailing party in any litigation between CLIENT and METRO shall be paid by the non-prevailing party all costs and expenses of litigation including but not limited to reasonable attorney's fees.

    17. SECURITY INTEREST. METRO, in addition to the outright ownership of those BILLS purchased from CLIENT hereunder, is hereby granted a continuing security interest in all of CLIENT'S presently owned and existing and hereafter acquired and arising accounts receivable, all other forms of obligations owing to CLIENT, all contract rights, chattel paper, general intangibles including but not limited to the RESERVE FUND held by METRO and all instruments, documents, books, and records pertaining to any of the foregoing together with all guarantees, securities, and liens for payment of any BILLS and all products and proceeds of any of the foregoing. All of the foregoing is sometimes collectively called herein COLLATERAL. Such security interest in such COLLATERAL is to be security for any and all obligations or indebtedness of any kind, direct or indirect, absolute or contingent, owing by CLIENT to METRO however incurred or evidenced and however and whenever same shall arise or have arisen, and whether such COLLATERAL is now or hereafter existing. METRO shall release this security interest and reassign all BILLS purchased from CLIENT upon repayment of all advances and other obligations of CLIENT to METRO.

    18. FINANCIAL STATEMENTS, BOOKS AND RECORDS, RIGHT OF INSPECTION. As often as such are prepared, but not less than within thirty
         (30) days after the close of each quarter, CLIENT shall furnish METRO with a copy of CLIENT'S most recent profit and loss statement and balance sheet. Within sixty (60) days after the close of each fiscal year, CLIENT shall furnish METRO with a profit and loss statement and balance sheet as of the close of such fiscal year, prepared and signed by an independent certified public accountant. CLIENT agrees to timely furnish METRO such additional financial information as METRO shall request. CLIENT agrees to provide METRO by the 10th day of each month a detailed accounts receivable ageing reflecting all open and unpaid invoices for all non-factored CUSTOMERS as of the last day of the immediately preceding month. METRO and METRO'S agents shall have the right at all times between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday to examine and make extracts from all books and records of CLIENT. Failure to comply with this paragraph may at METRO'S discretion be deemed an EVENT OF DEFAULT.

    19. INDEMNITY. All taxes and governmental charges imposed upon CLIENT with respect to the sale of inventory or goods or the rendering of services or labor by CLIENT shall be the sole responsibility of CLIENT and CLIENT shall indemnify and hold METRO harmless from and against all liabilities for any acts or omissions of CLIENT.

    20. NON-ASSIGNABILITY BY CLIENT. CLIENT may not assign any of its rights or obligations hereunder without METRO'S prior written consent; however, METRO may assign any of its rights and remedies with respect to CLIENT.

    21.  AGREEMENT BINDING. This Agreement shall be binding upon
         CLIENT and METRO, their heirs, successors, and assigns.

    22. SEVERABILITY. The provisions of this Agreement are severable and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable such holdings shall not affect or impair any other provisions hereof.

    23. ENTIRE AGREEMENT. It is expressly acknowledged and agreed by CLIENT that (a) No representations have been made, whether oral or written, except as expressly set forth in this Agreement or in a writing signed by a corporate officer of METRO, or (b) If any such representations have been made and are not expressly set forth herein, that any such representations have no binding effect whatsoever. CLIENT has not relied on any inducement to enter into this Agreement except as wholly set forth herein or as communicated in writing by a duly constituted and authorized corporate officer of METRO. This Agreement may only be changed, modified, supplemented or amended by a written document signed by all parties hereto.

    24. NOTICES. Notices from either party to the other shall be given in writing and mailed postage prepaid, registered or certified mail, or placed in the hands of a national overnight delivery service addressed to the addresses set forth at the end of this Agreement, or at such other address as either party may advise the other in writing. If mailed, notice shall be deemed to have been received three (3) days after the date of postmark. Otherwise, notice shall be deemed to be received upon actual receipt thereof.

    25. JURISDICTION, VENUE, WAIVER OF JURY TRIAL, AGENT FOR SERVICE OF PROCESS. CLIENT agrees that this Agreement is accepted and made in the State of Texas and is subject to the laws of the State of Texas and that all sums due hereunder are payable in the State of Texas. CLIENT subjects itself to the jurisdiction of the courts of the State of Texas and agrees that venue shall be in Dallas County, Texas for the purpose of enforcement of this Agreement. Recognizing the inherent delays at jury trials and desiring a speedy resolution of any litigation between CLIENT and METRO, CLIENT WAIVERS IT'S RIGHT TO TRAIL BY JURY and agrees to submit all disputed issues to the judge of the court in which any such litigation is pending.

    26. ACCEPTANCE; TERMINATION. This Agreement will become effective when accepted by METRO as evidenced by signature of its President, Richard G. Worthy, or its Executive Vice President, Joe Ring, and shall continue for a period of one hundred eighty (180) days (the "Initial Term") and shall be automatically renewed and extended for successive terms of one hundred eighty (180) days (the "Renewal Terms") unless terminated as provided hereinbelow. CLIENT and METRO shall have the right to terminate this Agreement at the end of the Initial Term or at the end of any Renewal Term by giving written notice to the other at least sixty (60) days prior to the end of such Term. Notwithstanding the foregoing, CLIENT shall have the right to terminate this Agreement at any time upon payment to METRO of all advances made to CLIENT by METRO and interest earned thereon, plus any unpaid minimum factor's commissions due. If METRO elects to terminate this Agreement during the first one hundred eighty (180) days for any reason other than a default by CLIENT, METRO shall refund a prorated portion of the $40,000 origination fee determined by dividing $40,000 by one hundred eighty (180) times the number of days remaining in the Initial Term. Notwithstanding such notice, CLIENT shall have no right to terminate this Agreement until all obligations (direct or contingent) owing by CLIENT to METRO hereunder or otherwise shall have been paid in full, whether or not such obligations are due or are to become due in the future. Upon the occurrence of any EVENT OF DEFAULT, or if any guaranty of the obligations of CLIENT hereunder shall be terminated by the guarantor, or if METRO should otherwise reasonably deem itself insecure, METRO may at METRO'S election consider such occurrence an anticipatory repudiation of this Agreement and/or immediately terminate this Agreement as to future transactions without notice. No termination of this Agreement shall in any way affect or impair any right of METRO arising prior thereto or by reason thereof, nor shall any such termination relieve CLIENT or any of its guarantors of any obligation to METRO under this Agreement or otherwise until all of said obligations are fully paid and performed, nor shall any such termination affect any right or remedy of METRO arising from any such obligation, and all agreements, warranties, representations, and covenants of CLIENT or its guarantors shall survive termination. In the event that CLIENT shall have breached any provision of this Agreement or if notice of termination is given by either party, the RESERVE FUND and any other balances or credits otherwise due by METRO to CLIENT may be retained and applied by METRO from time to time upon any indebtedness then or thereafter due from CLIENT and the RESERVE FUND may at METRO'S discretion upon such breach or notice of termination, be increased to an amount equal to the then total unpaid face amount of all BILLS purchased by METRO hereunder and other present or potential indebtedness of CLIENT to METRO, whether matured or unmatured. In such event, as the RESERVE FUND exceeds all present and potential indebtedness of CLIENT to METRO, METRO shall remit such excess to CLIENT.

    27.  POWER OF ATTORNEY. In order to carry out this Agreement,
         CLIENT irrevocably appoints METRO, or any authorized designee of METRO, as CLIENT'S special attorney-in-fact with power:

         27.1 To delete CLIENT'S address on all BILLS sold and/or assigned to METRO by CLIENT and insert METRO'S address in its place.

         27.2 To receive, accept, open and dispose of all mail addressed to CLIENT which may come into METRO'S possession.

         27.3 To endorse the name of CLIENT on any checks or other instruments or evidence of payment that may come into the possession of METRO on BILLS purchased by METRO from CLIENT or in which CLIENT has granted METRO a security interest.

         27.4 In CLIENT'S name, or otherwise, to demand, sue for, collect and obtain releases for any and all monies due or to become due on BILLS purchased by METRO from CLIENT or in which CLIENT has granted METRO a security interest.

         27.5 Subject to the notification provisions in paragraph 8, to compromise, prosecute, defend, defend any action, claim or proceeding as to BILLS purchased by METRO from CLIENT or in which CLIENT has granted METRO a security interest.

           27.6 To notify, direct or instruct CLIENT'S CUSTOMER in CLIENT'S name of the proper remittance address and of procedures for making payment on any BILLS that are sold to METRO by CLIENT or in which CLIENT has granted METRO a security interest.

    28. This Agreement includes all assumed names, tradestyles, and divisions of CLIENT unless specifically agreed to in writing by METRO.

    29. This Agreement is subject to receipt of the personal guaranty of Richard Isel and Wayne Peterson in the form signed on the same date of this Agreement on such terms and conditions acceptable to METRO.

    30. It is understood that AMSCO Sterile Recoveries, Inc. is selling to CLIENT all of its accounts receivable existing as of the date of closing of such sale pursuant to the terms and conditions of Exhibit "A" which is attached hereto and incorporated herein for all purposes (herein call 'AMSCO Purchased Accounts"). The AMSCO Purchased Accounts are to be subsequently assigned to METRO and provide the basis for the initial funding under this Agreement. All representations, covenants, and warranties of this Agreement shall apply as fully to the AMSCO Purchased Accounts as if such accounts had been initially generated by CLIENT.

    31. CLIENT WARRANTS AND REPRESENTS TO METRO THAT CLIENT HAS READ THIS AGREEMENT IN ITS ENTIRETY PRIOR TO SIGNING AND THAT PRIOR TO SIGNING THIS AGREEMENT, ALL BLANKS WERE FILLED IN (EXCEPT FOR DATES AND SIGNATURES) AND ALL ALTERNATIONS OF THIS
         AGREEMENT WERE INITIALLED BY CLIENT.

    32. TERMINATION. CLIENT may terminate this Agreement without any liability or obligation at any time before METRO purchases BILLS pursuant to it's terms.

    33. This Agreement is executed by CLIENT and METRO subject to Exhibit "A", a copy of which is to be provided to METRO immediately upon execution thereof, the terms and conditions of which are to be approved by METRO.



CLIENT: STERILE RECOVERIES, INC.

By: /s/ Richard T. Isel
    --------------------------
    Richard T. Isel, President

Date Signed:    July 14      , 1994
            ------------------

Physical Address: 28100 U.S. Hwy. 19 North, Suite 201, Clearwater, Pinellas County, Florida 34621

Mailing Address: Same


Attested By: /s/ James T. Boosales
            --------------------------------------
            James T. Boosales, Corporate Secretary


METRO FACTORS, INC.


By: /s/ Joe Ring
    ----------------------------------
    Joe Ring, Executive Vice President

Date Signed:       July 18            , 1994
            --------------------------

Physical Address: 8144 Walnut Hill Lane, Suite 1099, Dallas, Dallas County, Texas 75231-4316

Mailing Address: P. O. Box 38604, Dallas, Dallas County, Texas 75238


Attested By: /s/ Laura Kelley
             ---------------------------------
             Laura Kelley, Assistant Secretary

           AMENDMENT TO FACTORING AGREEMENT AND SECURITY AGREEMENT
                             DATED JULY 18, 1994
                               BY AND BETWEEN
              STERILE RECOVERIES, INC. AND METRO FACTORS, INC.


     Notwithstanding anything to the contrary in the Factoring Agreement and Security Agreement it is agreed by the parties as follows effective January 30, 1995:

     Paragraph 5.2 of the Agreement is amended, modified and restated to read as follows:

         "FACTOR'S COMMISSION. CLIENT agrees to pay METRO a commission equal to .8% of the face amount of BILLS purchased by METRO from CLIENT as consideration for METRO'S services in, among other things, making credit investigations, supervising the ledgering and collection of BILLS purchased hereunder, generation of management accounting reports, and assuming the CREDIT RISK when applicable. Such commission shall be due and payable at the time such BILLS are purchased and shall be deducted from any sums otherwise due CLIENT. If the total face amount of BILLS purchased hereunder during the Renewal Term shall not equal or exceed the minimum sum of $18,000,000, the commission for such term shall be computed on such minimum sum."


     Paragraph 26 of the Agreement is amended, modified and restated to read as follows:

         "ACCEPTANCE; TERMINATION. This Agreement will continue for a term of one (1) year from the effective date of this Amendment and shall be automatically renewed thereafter for successive periods of (1) year (the "Renewal Term") unless terminated as provided herein. METRO and CLIENT shall have the right to terminate this Agreement at the end of any Renewal Term by giving written notice to the other at least sixty (60) days prior to the end of any such Term. Notwithstanding the foregoing, CLIENT shall have the right to terminate this Agreement at any time upon payment to METRO of all advances made to CLIENT by METRO and interest earned thereon, plus any unpaid minimum factor's commissions due. Notwithstanding such notice, CLIENT shall have no right to terminate this Agreement until all obligations (direct or contingent) owing by CLIENT to METRO hereunder or otherwise shall have been paid in full, whether or not such obligations are due or are to become due in the future. Upon the occurrence of an EVENT OF DEFAULT, or if any guaranty of the obligations of CLIENT hereunder shall be terminated by the guarantor, or if METRO should otherwise reasonably deem itself insecure, METRO may at METRO'S election consider such occurrence an anticipatory repudiation of this Agreement and/or immediately terminate this Agreement as to future transactions without notice. No termination of this Agreement shall in any way affect or impair any right of METRO arising prior thereto or by reason thereof, nor shall any such termination relieve CLIENT or any of its guarantors of any obligation to METRO under this Agreement or otherwise until all of said obligations are fully paid and performed, nor shall any such termination affect any right or remedy of METRO arising from any such obligation, and all agreements, warranties, representations, and covenants of CLIENT or its guarantors shall survive termination. In the event that CLIENT shall have breached any provision of this Agreement or if notice of termination is given by either party, the RESERVE FUND and any other balances or credits otherwise due by METRO to CLIENT may be retained and applied by METRO from time to time upon any indebtedness then or thereafter due from CLIENT and the RESERVE FUND may at METRO'S discretion upon such breach or notice of termination, be increased to an amount equal to the then total unpaid face amount of all BILLS purchased by METRO hereunder and other present or potential indebtedness of CLIENT to METRO, whether matured or unmatured. In such event, as the RESERVE FUND exceeds all present and potential indebtedness of CLIENT to METRO, METRO shall remit such excess to CLIENT."


STERILE RECOVERIES, INC.                 METRO FACTORS, INC.


BY:   /s/ RICHARD T. ISEL                BY:  /s/ RICHARD G. WORTHY
     --------------------                     ----------------------------
     RICHARD T. ISEL, PRESIDENT               RICHARD G. WORTHY, PRESIDENT

Date:     February 16   , 1995           Date:    February 18      , 1995
     -------------------                      ---------------------


Attested By: /s/ James T. Boosales       Attested By:  /s/ Laura Kelley
             ---------------------                     -----------------------
             James Boosales, Sec.                      Laura Kelley, Asst. Sec.

           AMENDMENT TO FACTORING AGREEMENT AND SECURITY AGREEMENT
                             DATED JULY 18, 1994
                               BY AND BETWEEN
              STERILE RECOVERIES, INC. AND METRO FACTORS, INC.



     It is hereby agreed by the parties that the Initial Term of the above referenced Factoring Agreement and Security Agreement (the "Agreement") shall end January 29, 1995 and the Renewal Term shall begin January 30, 1995.

     All other terms and conditions of the Agreement shall remain in full force and effect.

CLIENT: STERILE RECOVERIES, INC.


        By:  /s/ Richard T. Isel
             --------------------------
             Richard T. Isel, President

Date signed:       January 17     , 1995
            -----------------------

Attested By:  /s/ James T. Boosales
            -----------------------------------
            James Boosales, Corporate Secretary




METRO FACTORS, INC.


By:      /s/ Richard G. Worthy
     ----------------------------
     Richard G. Worthy, President

Date signed:       January 17   , 1995
            ---------------------

Attested By:     /s/ Laura Kelley
            ---------------------------------
            Laura Kelley, Assistant Secretary

     SECOND AMENDMENT TO FACTORING AGREEMENT AND SECURITY AGREEMENT DATED
                                JULY 18, 1994
                               BY AND BETWEEN
              STERILE RECOVERIES, INC. AND METRO FACTORS, INC.


   Notwithstanding anything to the  contrary in the  Factoring
Agreement and Security Agreement it is agreed by the parties as follows effective March 1, 1996:


   Paragraph 4 of the Agreement is amended, modified and restated to read as follows:

   "ADVANCES (NET CASH EMPLOYED). CLIENT shall have the right at any time to be advanced funds from METRO in an amount up to 90.0% of the total face amount of outstanding and unpaid BILLS purchased from CLIENT by METRO, subject to the adequacy of the RESERVE FUND as provided herein. Notwithstanding anything to the contrary herein, METRO shall be entitled to deduct from any advances to CLIENT the amount of any underpayments, DISPUTES, unpaid BILLS over ninety (90) days old, and any fees or expenses due to METRO."


   Paragraph 5.1 of the Agreement is amended, modified and restated as follows:

   "INTEREST ON NET CASH EMPLOYED.  CLIENT agrees to pay interest to
   METRO upon the NET CASH EMPLOYED at an annual rate equal to the lesser of the BASE LENDING RATE plus 2.0% or the maximum rate allowed by applicable State or Federal law. Such interest shall be calculated on a daily basis upon a year consisting of 360 days and shall be due and payable daily as it accrues. BASE LENDING RATE as used herein shall be the BASE LENDING RATE from time to time announced by Society
   National Bank, Cleveland, Ohio on the day such BASE LENDING RATE must be determined. Each change in the BASE LENDING RATE shall be effective without notice to CLIENT on the date on which a change in the BASE LENDING RATE shall have been made by the bank. The BASE LENDING RATE of Society National Bank is currently 8.25%. For purposes of calculating interest, CLIENT'S account shall be credited with payments received from CUSTOMERS after allowance of three banking days (Collection Days) to allow sufficient time for check clearance through the Federal Reserve system. In no event shall the rate charged by METRO exceed the maximum rate of interest permitted by applicable State or Federal law."


   Paragraph 5.2 of the Agreement is amended, modified, and restated to rad as follows:

   "FACTOR'S COMMISSION.   CLIENT agrees to  pay METRO a commission
   equal to .4% of the face amount of BILLS purchased by METRO from CLIENT as consideration for METRO'S services in, among other things, making credit investigations, supervising the ledgering and collection of BILLS purchased hereunder, generation of management accounting reports, and assuming the CREDIT RISK when applicable. Such commission shall be due and payable at the time such BILLS are purchased and shall be deducted from any sums otherwise due CLIENT. If the total face amount of BILLS purchased hereunder during the Initial Term or any subsequent

   Renewal Term shall not equal or exceed the minimum sum of $18,000,000, the commission for such term shall be computed on such minimum sum."


   Paragraph 6 of the Agreement is amended, modified and restated to read as follows:

   "RESERVE FUND. METRO may reserve and withhold from any payment or credits otherwise to be made to CLIENT an amount in a RESERVE FUND equal to 10.0% of the total outstanding and unpaid face amount of BILLS purchased by METRO from CLIENT. Any under payments on BILLS due to a DISPUTE shall be debited to the RESERVE FUND and any over payments on BILLS to which CLIENT is legally entitled shall be credited to the RESERVE FUND. METRO may charge to such RESERVE FUND any indebtedness of CLIENT to METRO. CLIENT shall be obligated to pay METRO deficiencies, if any, in such RESERVE FUND. METRO may withhold such additional amounts in the RESERVE FUND as it may reasonably deem necessary to cover and provide for any DISPUTES, unpaid BILLS purchased on a RECOURSE BASIS which are more than ninety (90) days old, and any other present or potential indebtedness of CLIENT to METRO. RESERVE FUNDS in excess of those necessary to satisfy the above requirements shall be available to be advanced to CLIENT as CLIENT so instructs METRO."


   Paragraph 13.8 of the Agreement is amended, modified and restated to read as follows:

   "Except as METRO may otherwise consent, the terms of CUSTOMER'S payment of BILLS shall be "Net 30 days" or less. Notwithstanding that CLIENT'S BILLS are issued on terms of "Net 15 days", METRO shall treat such BILLS as "Net 30 day" terms for purposes of aging and eligibility."



STERILE RECOVERIES, INC.               METRO FACTORING, INC.


By: /s/ Richard T. Isel                By: /s/ Richard G. Worthy
    --------------------------             ----------------------------
    Richard T. Isel, President             Richard G. Worthy, President